UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2014

CORNERSTONE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-30497	62-1173944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Georgia Avenue, Chattanooga, Tennessee 37402
(Address of principal executive offices) (zip code)

(423) 385-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 5, 2014, Cornerstone Bancshares, Inc. (“Cornerstone”), its wholly owned subsidiary, Cornerstone Community Bank, SmartFinancial, Inc. (“SmartFinancial”), and its wholly owned subsidiary, SmartBank, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which SmartFinancial will be merged with and into Cornerstone (the “Merger”), and the entity surviving the Merger (the “Surviving Company”) will be renamed SmartFinancial, Inc. The banks will initially remain separate and operate under their respective names in their respective markets.

Under the terms of the Merger Agreement, each outstanding share of SmartFinancial common stock will be converted into 4.20 shares of Cornerstone common stock, subject to adjustment based on an anticipated reverse stock split of Cornerstone’s common stock, which is expected to adjust the ratio to 1.05 shares of Cornerstone common stock for each share of SmartFinancial common stock. Additionally, each outstanding share of SmartFinancial preferred stock will be converted into a share of Cornerstone preferred stock with similar rights and preferences. Current holders of Cornerstone’s preferred stock will be asked to vote on an amendment to Cornerstone’s charter to allow Cornerstone to redeem its outstanding preferred stock prior to the completion of the Merger. Cornerstone will use its reasonable best efforts to list its common stock on NASDAQ prior to closing.

Based on consideration of all the relevant facts and circumstances of the Merger, for accounting purposes, SmartFinancial will be considered to have acquired Cornerstone. As a result, following the completion of the Merger, the historical financial statements of the Surviving Company will be the historical financial statements of SmartFinancial. The Merger will be effected by the issuance of shares of Cornerstone stock to SmartFinancial shareholders. The assets and liabilities of Cornerstone as of the effective date of the Merger will be recorded at their estimated fair values and added to those of SmartFinancial. Any excess of purchase price over the net estimated fair values of the acquired assets and liabilities of Cornerstone will be allocated to all identifiable intangible assets. Any remaining excess will then be allocated to goodwill, the goodwill resulting from the Merger will not be amortized to expense, but instead will be reviewed for impairment at least annually. To the extent goodwill were impaired, its carrying value would be written down to its implied fair value and a charge would be made to earnings. Intangibles with definite useful lives will be amortized to expense over their estimated useful lives.

After the Merger is complete, current SmartFinancial shareholders will own approximately 65% of the Surviving Company’s common stock and current Cornerstone shareholders will own approximately 35% of the Surviving Company’s common stock.

The Merger Agreement contains customary representations, warranties and covenants by all parties. Conditions to each party’s obligation to consummate the Merger include the following, as well as other customary conditions: (1) approval of the Merger Agreement by shareholders of Cornerstone and SmartFinancial, (2) approval of the Merger by regulatory authorities, (3) action by no more than 7% of the outstanding shares of SmartFinancial common stock and Cornerstone common stock taken together that would establish the right to dissent from the Merger under Tennessee law, (4) redemption of outstanding shares of Cornerstone’s preferred stock and (5) the completion by Cornerstone of financing transactions that may be necessary to obtain regulatory approval of the Merger. Conditions to SmartFinancial’s obligation to consummate the Merger include the following: (1) evidence that Cornerstone has amended its charter to allow the redemption of its outstanding preferred stock, the conversion of SmartFinancial’s outstanding preferred stock and the reverse stock split, (2) approval by the Cornerstone shareholders of an amended and restated charter, (3) approval by the Cornerstone shareholders of amended and restated bylaws, (4) adoption by the Cornerstone board of directors and approval by the Cornerstone shareholders of an incentive compensation plan.

Billy Carroll will be the President and Chief Executive Officer of the Surviving Company, Miller Welborn will be the Chairman and Bill Carroll will be the Vice Chairman. There will be no change of the SmartBank executive officers, with Billy Carroll remaining as President and CEO and Bill Carroll as Chairman. Barry Watson will become President of Cornerstone Community Bank and Miller Welborn will continue as Chairman. Frank Hughes will serve as President and CEO of Cornerstone pending the Merger, and will assume an Investment Officer role working with Billy Carroll for the Surviving Company, post-merger, focusing on the Surviving Company’s investment portfolio and institutional investor relations. All other executive team members will remain in their same roles and capacities.

Directors at both banks will remain the same except that Miller Welborn will be added to the SmartBank board and Billy Carroll will be added to the Cornerstone Community Bank board. The board of the Surviving Company will consist of Miller Welborn (current Cornerstone director), Chair; Bill Carroll (current SmartFinancial director), Vice Chair; Monique Berke (current Cornerstone director); Doyce Payne (current Cornerstone director); Frank McDonald (current Cornerstone director); Vic Barrett (current SmartFinancial director); Billy Carroll (current SmartFinancial director); Ted Miller (current SmartFinancial director); David Ogle (current SmartFinancial director); Keith Whaley (current SmartFinancial director); and Geoff Wolpert (current SmartFinancial director).

The Merger Agreement provides certain termination rights for both Cornerstone and SmartFinancial and further provides that, upon termination of the Merger Agreement under certain circumstances, Cornerstone or SmartFinancial, as applicable, will be obligated to pay the other party a termination fee of $1,200,000 plus expenses.

Director Support Agreements

As a condition to Cornerstone’s and Cornerstone Community Bank’s willingness to enter into the Merger Agreement, on December 5, 2014, each member of SmartFinancial’s board of directors entered into a Director Support Agreement with Cornerstone and Cornerstone Community Bank. Pursuant to the Director Support Agreements each of the members of the SmartFinancial board agreed to vote his or her SmartFinancial shares, and to cause any holder of record of the shares to vote the shares: (a) in favor of the Merger Agreement and the Merger and such other matters as are required to be approved by the shareholders of SmartFinancial for the consummation of the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal opposing or in competition with the consummation of the Merger, (ii) any action, proposal, transaction, agreement, or other matter which could reasonably be expected to result in a breach of any representation, warranty, covenant, or other obligation or agreement of SmartFinancial or SmartBank under the Merger Agreement or of the director under the Director Support  Agreement, and (iii) any action, proposal, transaction, agreement, or other matter that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Merger, or the fulfillment of any condition to the consummation of the Merger set forth in the Merger Agreement, or change in any manner the voting rights of any class or series of shares of capital stock of SmartFinancial (including any amendment to the charter or bylaws of SmartFinancial).

The foregoing descriptions of the Merger Agreement and the Director Support Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the respective agreements, attached hereto as Exhibit 2.1 and 10.1, respectively, which are incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of, the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties to the Merger Agreement, their affiliates or their businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement, their affiliates or their businesses, and the Merger that will be contained in, or incorporated by reference into, a registration statement on Form S-4 that will be filed with the Securities and Exchange Commission (the “SEC”) and will include a joint proxy statement of Cornerstone and SmartFinancial and a prospectus of Cornerstone, as well as in the Forms 10-K, Forms 10-Q and other filings that Cornerstone makes with the SEC.

Employment Agreements

In connection with the Merger, Cornerstone and Cornerstone Community Bank terminated existing employment agreements with certain officers and entered into new employment agreements. The employer and titles of certain officers covered by the new employment agreements are listed below:

Employee	Employer	Title
*Nathaniel F. Hughes	Cornerstone	President and Chief Executive Officer
Gary W. Petty, Jr.	Cornerstone	Executive Vice President and Chief Financial Officer
	Cornerstone Community Bank	Executive Vice President and Chief Operating Officer
Robert B. Watson	Cornerstone Community Bank	President
James R. Vercoe, Jr.	Cornerstone Community Bank	Executive Vice President and Chief Credit Officer

*	After the Merger is completed, Mr. Hughes will become Executive Vice President, Investment Officer and Institutional Investor Relations of the Surviving Company.

The foregoing summary is qualified in its entirety by reference to the full text of the employment agreements, copies of which are attached as Exhibits 10.2, 10.3, 10.4 and 10.5 to this report and are incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 is incorporated by reference into this Item.

Important Information for Shareholders

This communication shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, Cornerstone will file a registration statement on Form S-4 with the SEC, which will contain the joint proxy statement/prospectus of SmartFinancial and Cornerstone. Shareholders of Cornerstone and SmartFinancial are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the Merger, Cornerstone and SmartFinancial. After the registration statement is filed with the SEC, the joint proxy statement/prospectus and other relevant documents will be mailed to all Cornerstone and SmartFinancial shareholders and will be available for free on the SEC’s website (www.sec.gov). The joint proxy statement/prospectus will also be made available for free by contacting the President and CEO of SmartFinancial at (865) 868-0613 or the President and CEO of Cornerstone at 423-385-3009. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cornerstone, SmartFinancial and their respective directors, executive officers, and certain other members of management and employees of Cornerstone and SmartFinancial may be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the joint proxy statement/prospectus relating to the Merger and the other relevant documents filed with the SEC when they become available. Information about the directors and executive officers of Cornerstone is also set forth in Cornerstone’s proxy statement for its 2014 annual meeting of shareholders and its Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC.

Forward-Looking Statements

Certain of the statements made in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone, SmartFinancial and their respective management regarding the companies’ strategic directions, prospects, future results and benefits of the Merger, are subject to numerous risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone and SmartFinancial operate, governmental regulations, the ability to obtain regulatory and shareholder approvals, the possibility that conditions to completion of the Merger will not be satisfied, the ability to complete the Merger in the expected timeframe, the companies’ competitive environment, cyclical and seasonal fluctuations in their operating results, and other risks.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger dated as of December 5, 2014 by and among SmartFinancial, Inc., SmartBank, Cornerstone Bancshares, Inc. and Cornerstone Community Bank.

10.1	Form of Director Support Agreements by and among each current director of SmartFinancial and Cornerstone and Cornerstone Community Bank.

10.2	Employment Agreement with Nathaniel F. Hughes.

10.3	Employment Agreement with Gary W. Petty, Jr.

10.4	Employment Agreement with Robert B. Watson.

10.5	Employment Agreement with James R. Vercoe, Jr.

*	Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. Cornerstone agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.
(Registrant)

Date: December 10, 2014	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated as of December 5, 2014 by and among SmartFinancial, Inc., SmartBank, Cornerstone Bancshares, Inc. and Cornerstone Community Bank.

10.1	Form of Director Support Agreements by and among each current director of SmartFinancial and Cornerstone and Cornerstone Community Bank.

10.2	Employment Agreement with Nathaniel F. Hughes.

10.3	Employment Agreement with Gary W. Petty, Jr.

10.4	Employment Agreement with Robert B. Watson.

10.5	Employment Agreement with James R. Vercoe, Jr.

*	Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. Cornerstone agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.